Acquisitions	12 Months Ended
Apr. 30, 2015
Acquisitions [Abstract]
Acquisitions
NOTE 2	ACQUISITIONS

On March 23, 2015, we completed the acquisition of Big Heart, a leading producer, distributor, and marketer of premium-quality, branded pet food and pet snacks in the U.S., through the acquisition of Blue Acquisition Group, Inc. (“BAG”), Big Heart’s parent company. As a result of the acquisition, the assets and liabilities of BAG are now held by a direct wholly-owned subsidiary of the Company.

The total consideration paid in connection with the acquisition was $5.9 billion, as set forth below, which included the issuance of 17.9 million of our common shares to BAG’s shareholders, valued at $2.0 billion based on the average stock price of our common shares on March 23, 2015. After the closing of the transaction, we had approximately 120.0 million common shares outstanding. We assumed $2.6 billion in debt, including Big Heart’s senior secured term loan and senior notes, and we paid an additional $1.2 billion in cash, which is subject to a working capital adjustment. As part of the transaction, new debt of $5.4 billion was borrowed, consisting of a $1.8 billion bank term loan and $3.7 billion in long-term notes, and Big Heart’s debt obligations and our existing private placement Senior Notes were paid off.

Shares issued	$2,035.5
Assumed debt from Big Heart	2,630.2
Cash consideration, net of cash acquired	1,240.0

Total purchase price	$5,905.7

The transaction was accounted for under the acquisition method of accounting and, accordingly, the results of Big Heart’s operations, including $244.5 in revenue and an operating loss of $26.0, are included in our consolidated financial statements from the date of acquisition.

Total one-time costs related to the acquisition are expected to be approximately $225.0, of which approximately $150.0 are expected to be cash charges. The one-time costs consist primarily of employee-related costs, outside service and consulting costs, and other costs directly related to the acquisition. These one-time costs are anticipated to be incurred primarily over the next three years, with one-half of the costs expected to be recognized in 2016. We incurred costs of $36.0 to date that were directly related to the merger and integration of Big Heart, and the majority of these charges were reported in other special project costs in the Statement of Consolidated Income. Due to the nature of these costs, they were expensed as incurred.

The Big Heart purchase price was preliminarily allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determined the estimated fair values based on independent appraisals, discounted cash flow analyses, quoted market prices, and estimates made by management. The purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and, as such, the excess was allocated to goodwill.

The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed at the acquisition date.

Assets acquired:
Trade receivables	$142.0
Inventories	257.7
Other current assets	210.7
Property, plant, and equipment	324.0
Intangible assets	4,009.8
Goodwill	2,871.2
Other noncurrent assets	38.0

Total assets acquired	$7,853.4

Liabilities assumed:
Current liabilities	$398.9
Deferred tax liabilities	1,464.0
Other noncurrent liabilities	84.8

Total liabilities assumed	$1,947.7

Net assets acquired	$5,905.7

As a result of the acquisition, we recognized a total of $2.9 billion of goodwill, of which $91.5 is deductible for tax purposes. Goodwill represents the value we expect to achieve through the implementation of operational synergies and growth opportunities across our segments. The final allocation of goodwill to our reporting units was not complete as of April 30, 2015, due to the timing of the acquisition, but will be complete by the end of 2016. Certain estimated values for the acquisition, including goodwill, intangible assets, property, plant, and equipment, contingent liabilities, and income taxes, are not yet finalized. The purchase price was preliminarily allocated based on information available at the acquisition date and is subject to change as we complete our analysis of the fair values at the date of acquisition during the measurement period not to exceed one year as permitted under FASB ASC 805, Business Combinations.

The purchase price was preliminarily allocated to the identifiable intangible assets acquired as follows:

Intangible assets with finite lives:
Customer relationships (25-year useful life)	$2,289.8
Trademarks (15-year useful life)	257.0
Intangible assets with indefinite lives:
Trademarks	1,463.0

Total intangible assets	$4,009.8

Big Heart’s results of operations are included in our consolidated financial statements from the date of the transaction. Had the transaction occurred on May 1, 2013, unaudited pro forma consolidated results for the years ended April 30, 2015 and 2014, would have been as follows:

	Year Ended April 30,
	2015	2014
Net sales	$7,732.5	$7,800.7
Net income	541.8	547.7
Net income per common share – assuming dilution	4.53	4.48

The unaudited pro forma consolidated results are based on our historical financial statements and those of Big Heart, and do not necessarily indicate the results of operations that would have resulted had the acquisition been completed at the beginning of the applicable period presented. The most significant pro forma adjustments relate to the elimination of acquisition-related costs incurred prior to the close of the transaction, amortization of intangible assets, depreciation of property, plant, and equipment, elimination of other debt costs discussed in Note 6: Debt and Financing Arrangements, and higher interest expense associated with the bank term loan and long-term notes. Of these adjustments, the elimination of acquisition-related costs and other debt costs of $108.3 and $173.3, respectively, are nonrecurring. The unaudited pro forma consolidated results do not give effect to the synergies of the acquisition and are not indicative of the results of operations in future periods.

In addition to the Big Heart acquisition, on September 2, 2014, we completed the acquisition of Sahale Snacks, Inc. (“Sahale”), a privately-held manufacturer and marketer of premium, branded nut and fruit snacks for $80.5 in cash consideration, net of a working capital adjustment. As a result, Sahale became a wholly-owned subsidiary of the Company. The purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. The purchase price allocation included total intangible assets of $30.4. The purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and, as a result, the excess was allocated to goodwill. Preliminary valuations resulted in Sahale goodwill of $47.9, and the entire amount was assigned to the U.S. Retail Consumer Foods segment. Sahale goodwill is preliminary as of April 30, 2015, pending the finalization of our tax basis. The results of operations of Sahale are included in the consolidated financial statements from the date of the transaction and did not have a material impact on the year ended April 30, 2015.

During 2014, we completed two acquisitions for aggregate net cash consideration of $101.8, net of working capital adjustments. Enray Inc. (“Enray”), a leading manufacturer and marketer of premium organic, gluten-free ancient grain products, was acquired in August 2013. Silocaf of New Orleans, Inc. (“Silocaf”), a strategic investment related to our green coffee supply chain, was acquired in September 2013.

The purchase price for each business acquired was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. The purchase price allocations included intangible assets of $37.6 in total for Enray and Silocaf. The purchase price for both Enray and Silocaf exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and as a result, the excess was allocated to goodwill. Valuations resulted in Enray goodwill of $29.3, which was assigned to the International, Foodservice, and Natural Foods segment, and Silocaf goodwill of $22.8, which was assigned to the U.S. Retail Coffee segment. The results of operations for both of the acquired businesses are included in the consolidated financial statements from the dates of the transactions and did not have a material impact on the years ended April 30, 2015 and 2014.